                                                                 EXHIBIT 10.36

                  FIRST AMENDMENT, dated as of November 1, 2002 (the "Amendment"), to the Investment Agreement, dated as of September 20, 2002 (the "Investment Agreement"), by and among Platinum Holdings Ltd., a Bermuda company (the "Company"), The St. Paul Companies, Inc., a Minnesota corporation ("St. Paul"), and RenaissanceRe Holdings Ltd., a Bermuda company (the "Purchaser"). Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Investment Agreement.

                  WHEREAS, the Company, St. Paul and the Purchaser desire to modify the Investment Agreement in accordance with the provisions of Section
10.4 thereof.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1.        Amendments to the Investment Agreement.

                  (a) The last sentence of Section 5.1 of the Investment Agreement is hereby amended and restated as follows:

                           The Chief Executive Officer or the Treasurer of the
                  Company and the Chief Executive Officer, Chief Financial Officer or any Executive Vice President of St. Paul each shall have delivered at the Closing a certificate stating that each of the respective conditions specified in the preceding sentence has been fulfilled, which certificates shall also be delivered at any Second Closing.

                  (b) Section 1.1 of the Transfer Restrictions, Registration Rights and Standstill Agreement attached as Exhibit A to the Investment Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

                           "Purchase Contract" means the contract to purchase
                  Common Shares issued as part of the Units."

                           "Purchase Contract Agreement" means the purchase
                  contract agreement between the Company and JPMorgan Chase Bank, as purchase contract agent."

                           "Units" means Company's equity security units having
                  a stated amount of $25 per Unit."

                  (c) The last sentence of Section 5(b) of the Transfer Restrictions, Registration Rights and Standstill Agreement attached as Exhibit A to the Investment Agreement is hereby amended and restated as follows:

                           Purchaser shall have ten days from the date of
                  receipt of any such notice to agree to purchase up to Purchaser's pro rata share of New Securities specified above for the same price paid to the Company in connection with such Dilutive Transaction (i.e., less underwriting discounts and commissions) by giving written notice to the Company and stating therein the quantity of New Securities to be purchased provided, however, that in the connection with an Early Settlement (as such term is defined in the Purchase Contract Agreement) of the Purchase Contracts pursuant to Section 5.10 of the Purchase Contract Agreement, this Section 5(b) shall not apply, but the Company shall give the Purchaser prompt written notice of such Early Settlement.

                  (d) The first paragraph of the RenaissanceRe Option Agreement attached as Exhibit B to the Investment Agreement is hereby amended by
(i) inserting "AND EXCEPT TO THE EXTENT PERMITTED HEREIN" immediately following the word "APPROVALS" in the second sentence thereof, and (ii) deleting the reference to "SECTION 6(C)" in the final sentence thereof and inserting "SECTION 6" in replacement therefor.

                  (e) The last sentence of Section 3(e) of the RenaissanceRe Option Agreement attached as Exhibit B to the Investment Agreement is hereby amended and restated as follows:

                           The "Initial Dividend" means the distributions
                  described in items (i) and (ii) above per Common Share paid by the Company to all or substantially all holders of its Common Shares during the 2003 calendar year as determined by the Company's Board of Directors, up to a maximum of $0.44 per Common Share.

                  (f) Section 6(a) of the RenaissanceRe Option Agreement attached as Exhibit B to the Investment Agreement is hereby amended by inserting the following sentence immediately following the first sentence thereof:

                           Notwithstanding anything to the contrary in this
                  Agreement, RenRe may, at any time, assign or otherwise transfer, dispose or encumber the RenRe Option or the RenRe Option Shares in whole or in part to any direct or indirect wholly owned subsidiary of RenRe, provided that such transferee shall enter into an option agreement with the Company that is substantially identical to this Agreement.

                  Section 2.        Miscellaneous.

                  (a) This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules of such State. This Amendment may be executed in one or more counterparts, which together will constitute a single agreement.

                  (b) The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                  (c) This Amendment may not be amended nor may any provision be waived except by a writing signed, in the case of an amendment, by each party hereto and, in the case of a waiver, by the party against whom the waiver is to be effective. Except as otherwise permitted pursuant to the Investment Agreement, this Amendment is not assignable by any of the parties without the prior written consent of the other parties. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any subsidiary to whom the Shares are delivered pursuant hereto, and their respective successors and permitted assignees.

                  (d) The Investment Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as expressly modified and amended hereby, all of the terms, provisions and conditions of the Investment Agreement shall remain unchanged and in full force and effect. On and after the effective date of the amendments to the Investment Agreement set forth above, each reference in the Investment Agreement (including the exhibits and schedules thereto) shall mean and be a reference to the Investment Agreement as amended hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                            RENAISSANCERE HOLDINGS LTD.

                                            By: /s/ John M. Lummis
                                                ------------------------------
                                            Name:  John M. Lummis
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                            PLATINUM UNDERWRITERS HOLDINGS,
                                            LTD.

                                            By: /s/ Jerome T. Fadden
                                                ------------------------------
                                            Name:  Jerome T. Fadden
                                            Title: President and Chief
                                                   Executive Officer

                                            THE ST. PAUL COMPANIES, INC.

                                            By: /s/ Thomas A. Bradley
                                                ------------------------------
                                            Name:  Thomas A. Bradley
                                            Title: Executive Vice President and
                                                   Chief Financial Officer